February 1, 2022

DREYFUS TREASURY OBLIGATIONS CASH MANAGEMENT

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information below the table in "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" in the fund's prospectus:

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until at least May 31, 2023, to waive receipt of a portion of its management fee in the amount of .03% of the value of the fund's average daily net assets. On or after May 31, 2023, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

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